

                  MASTER SERVICER'S CERTIFICATE
                (Delivered pursuant to Section 4.9
           of the Master Sale and Servicing Agreement)


                  HOUSEHOLD FINANCE CORPORATION,
                           Master Servicer
              HOUSEHOLD AUTO RECEIVABLES CORPORATION
              HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
           Class A, B-1, B-2 and C Notes, Series 1998-1

     The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer (the "Servicer"), pursuant to the amended and restated
Master Sale and Servicing Agreement, dated as of November 1, 1998, by and among the
Servicer, Household Automobile Revolving Trust I, as Issuer (the Issuer"), Household
Auto Receivables Corporation, as Seller (the "Seller"), The Chase Manhattan Bank, as
Indenture Trustee (the "Indenture Trustee") and Wilmington Trust Company, as Owner
Trustee, does hereby certify with respect to the information set forth below as follows:

1.   Capitalized terms used in this Certificate shall have the respective meanings set forth in the Master Sale and Servicing Agreement and Series 1998-1 Supplement,
       dated as of November 1, 1998, by and among the Servicer, Issuer, Seller, Indenture
       Trustee and Wilmington Trust Company, as Owner Trustee.

2.   Household Finance Corporation is, as of the date hereof, the Servicer under the
       Master Sale and Servicing Agreement.

3.   The undersigned is a Servicing Officer.

4.   This Certificate relates to the Distribution Date occurring on    November 17, 1999

5.  Series 1998-1 Information


(a)  The amount of Collected Funds with respect to the Collection       $27,338,630.47
        Period was equal to
        (i) The Gross Cash Yield                                              18.6817%

(b)  The amount of Available Funds with respect to the Collection        27,338,630.47
        Period was equal to

(c)  The  Liquidated Receivables for the Collection Period was            6,661,346.76
        equal to

(d)  Net Liquidation Proceeds for the Collection Period was equal to      2,796,358.67
        (i) The annualized net default rate                                    7.6824%

(e)  The principal balance of Series 1998-1 Receivables at the
        beginning of the Collection Period was equal to                 603,714,761.00

(f)  The principal balance of Series 1998-1 Receivables on the
        last day of the Collection Period was equal to                  582,110,006.42

(g)  The aggregate outstanding  balance of the Series 1998-1
        Receivables which were one payment (1-29 days) delinquent as of the close of business on the last day of the Collection
        Period with respect to such Distribution Date was equal to       29,757,000.00

(h)  The aggregate outstanding  balance of the Series 1998-1
        Receivables which were two payments (30-59 days) delinquent as of the close of business on the last day of the Collection
        Period with respect to such Distribution Date was equal to       10,756,000.00

(i)  The aggregate outstanding  balance of the Series 1998-1
        Receivables which were three or more payments (60+ days)
        delinquent as of the close of business on the last day of the
        Collection Period with respect to such Distribution Date          7,135,000.00
        was equal to

(j)  The Base Servicing Fee paid on the Distribution Date was             1,509,286.90
        equal to


(k)  The Principal Distributable Amount for the Distribution Date        19,282,243.46
        was equal to

(l)  The Principal Amount Available for the Distribution Date was        24,450,592.99
        equal to

(m)  The Aggregate Note Principal Balance is equal to                   538,815,424.19

(n)  The Aggregate Optimal Note Balance is equal to                     519,533,180.73

(o)  The Targeted Overcollateralization Amount is equal to               62,576,825.69

(p)  The Targeted Credit Enhancement Amount is equal to                  80,040,125.88

(q)  The Targeted Reserve Account Balance is equal to                    17,463,300.19

(r)  The Reserve Account Deposit Amount for the Distribution Date                 0.00

(s)  The Maximum Reserve Account Deposit Amount for the                   2,845,838.41
        Distribution Date

(t)  The Reserve Account Shortfall for the Distribution Date                      0.00

(u)  The amount on deposit in the Reserve Account after                  17,463,300.19
        distributions is equal to

(v)  The notional amount of the Interest Rate Cap was equal to          223,832,000.00

(w)  Payments received under the Interest Rate Cap were equal to                  0.00

(x)  Libor Rate used in determining payments received under the
        Interest Rate Cap was equal to                                       5.407500%

6.  Noteholder Information
        (a) Class A-1
        (i)  The Class A Interest Distributable Amount with respect               0.00
                to Class A-1 was equal to

        (ii)  The Class A-1 interest paid on the Distribution Date                0.00
                was equal to

        (iii)  The Class A Interest Carryover Shortfall with respect              0.00
                to Class A-1 was equal to

        (iv)  The Class A-1 unpaid interest with respect to the                   0.00
                Distribution Date was equal to

      (v)  The Class A-1 aggregate principal amount at the beginning
                of the Distribution Date was equal to                             0.00

      (vi)  The Class A-1 aggregate principal amount at the end of
                the Distribution Date was equal to                                0.00

      (vii)  The Class A Principal Distributable Amount with                      0.00
                respect to Class A-1 was equal to

      (viii)  The Class A-1 principal distribution was equal to                   0.00

      (ix)  The ending Class A-1 Notes as a percentage of the Pool
                Balance on the Distribution Date was equal to                0.000000%

      (x)  The ending Class A Notes as a percentage of the Pool
                Balance on the Distribution Date was equal to               58.500000%

        (b) Class A-2
        (i)  The Class A Interest Distributable Amount with respect         248,130.00
                to Class A-2 was equal to

        (ii)  The Class A-2 interest paid on the Distribution Date          248,130.00
                was equal to

        (iii)  The Class A Interest Carryover Shortfall with respect              0.00
                to Class A-2 was equal to

        (iv)  The Class A-2 unpaid interest with respect to the                   0.00
                Distribution Date was equal to

        (v)  The Class A-2 aggregate principal amount at the beginning
               of the Distribution Date was equal to                     54,000,000.00


        (vi)  The Class A-2 aggregate principal amount at the end of
                the Distribution Date was equal to                       46,358,838.65

        (vii)  The Class A Principal Distributable Amount with            7,641,161.35
                respect to Class A-2 was equal to

        (viii)  The Class A-2 principal distribution was equal to         7,641,161.35

        (ix)  The Class A Principal Carryover Shortfall with respect              0.00
                to Class A-2 was equal to

        (x)  The Class A-2 unpaid principal with respect to the                   0.00
                Distribution Date was equal to

        (xi)  The ending Class A-2 Notes as a percentage of the Pool
                Balance on the Distribution Date was equal to                7.963931%

        (xii)  The ending Class A Notes as a percentage of the Pool
                Balance on the Distribution Date was equal to               58.500000%

        (c) Class A-3
        (i)  The Class A Interest Distributable Amount with respect         698,018.75
                to Class A-3 was equal to

        (ii)  The Class A-3 interest paid on the Distribution Date          698,018.75
                was equal to

        (iii)  The Class A Interest Carryover Shortfall with respect              0.00
                to Class A-3 was equal to

        (iv)  The Class A-3 unpaid interest with respect to the                   0.00
                Distribution Date was equal to

        (v)  The Class A-3 aggregate principal amount at the
                beginning of the Distribution Date was equal to         143,000,000.00

        (vi)  The Class A-3 aggregate principal amount at the end of
                the Distribution Date was equal to                      143,000,000.00

        (vii)  The Class A Principal Distributable Amount with                    0.00
                respect to Class A-3 was equal to

        (viii)  The Class A-3 principal distribution was equal to                 0.00

        (ix)  The Class A Principal Carryover Shortfall with respect              0.00
                to Class A-3 was equal to

        (x)  The Class A-3 unpaid principal with respect to the                   0.00
                Distribution Date was equal to

        (xi)  The ending Class A-3 Notes as a percentage of the Pool
                Balance on the Distribution Date was equal to                24.565803%

        (xii)  The ending Class A Notes as a percentage of the Pool
                Balance on the Distribution Date was equal to                58.500000%

        (d) Class A-4
        (i)  The Class A Interest Distributable Amount with respect          397,929.20
                to Class A-4 was equal to

        (ii)  The Class A-4 interest paid on the Distribution Date           397,929.20
                was equal to

        (iii)  The Class A Interest Carryover Shortfall with respect               0.00
                to Class A-4 was equal to

        (iv)  The Class A-4 unpaid interest with respect to the                    0.00
                Distribution Date was equal to

        (v)  The Class A-4 aggregate principal amount at the
                beginning of the Distribution Date was equal to           80,832,000.00

        (vi)  The Class A-4 aggregate principal amount at the end of
                the Distribution Date was equal to                        80,832,000.00

        (vii)  The Class A Principal Distributable Amount with                     0.00
                respect to Class A-4 was equal to

        (viii)  The Class A-4 principal distribution was equal to                  0.00


        (ix)  The Class A Principal Carryover Shortfall with respect               0.00
                to Class A-4 was equal to

        (x)  The Class A-4 unpaid principal with respect to the                    0.00
                Distribution Date was equal to

        (xi)  The ending Class A-4 Notes as a percentage of the Pool
                Balance on the Distribution Date was equal to                13.886035%

        (xii)  The ending Class A Notes as a percentage of the Pool
                Balance on the Distribution Date was equal to                58.500000%

        (e) Class A-5
        (i)  The Class A Interest Distributable Amount with respect          343,493.08
                to Class A-5 was equal to

        (ii)  The Class A-5 interest paid on the Distribution Date           343,493.08
                was equal to

        (iii)  The Class A Interest Carryover Shortfall with respect               0.00
                to Class A-5 was equal to

        (iv)  The Class A-5 unpaid interest with respect to the                    0.00
                Distribution Date was equal to

        (v)  The Class A-5 aggregate principal amount at the
                beginning of the Distribution Date was equal to            72,954,283.45

        (vi)  The Class A-5 aggregate principal amount at the end of
                the Distribution Date was equal to                         70,343,515.10

        (vii)  The Class A-5 Principal Distributable Amount was             2,610,768.35
                equal to

        (viii)  The Class A-5 principal distribution was equal to           2,610,768.35

        (ix)  The Class A-5 Principal Carryover Shortfall was equal                 0.00

        (x)  The Class A-5 unpaid principal with respect to the                     0.00
                Distribution Date was equal to

        (xi)  The ending Class A-5 Notes as a percentage of the Pool
                Balance on the Distribution Date was equal to                 12.084231%

        (xii)  The ending Class A Notes as a percentage of the Pool
                Balance on the Distribution Date was equal to                 58.500000%

        (f) Class B-1
        (i)  The Class B-1 Interest Distributable Amount was equal to         392,871.27

        (ii)  The Class B-1 interest paid on the Distribution Date            392,871.27
                was equal to

        (iii)  The Class B-1 Interest Carryover Shortfall was equal to              0.00

        (iv)  The Class B-1 unpaid interest with respect to the                     0.00
                Distribution Date was equal to

        (v)  The Class B-1 aggregate principal amount at the
                beginning of the Distribution Date was equal to            74,832,623.06

        (vi)  The Class B-1 aggregate principal amount at the end of
                      the Distribution Date was equal to                   69,853,200.77

        (vii)  The Class B-1 Principal Distributable Amount was equal to    4,979,422.29

        (viii)  The Class B-1 principal distribution was equal to           4,979,422.29

        (ix)  The Class B-1 Principal Carryover Shortfall was equal                 0.00

        (x)  The Class B-1 unpaid principal with respect to the                     0.00
                Distribution Date was equal to

        (xi)  The ending Class B-1 Notes as a percentage of the Pool
                Balance on the Distribution Date was equal to                 12.000000%

        (xii)  The ending Class A and B-1 Notes as a percentage of
                the Pool Balance on the Distribution Date was equal to        70.500000%



        (g) Class B-2
        (i)  The Class B-2 Interest Distributable Amount was equal to         367,058.57

        (ii)  The Class B-2 interest paid on the Distribution Date            367,058.57
                was equal to

        (iii)  The Class B-2 Interest Carryover Shortfall was equal to              0.00

        (iv)  The Class B-2 unpaid interest with respect to the                     0.00
                Distribution Date was equal to

        (v)  The Class B-2 aggregate principal amount at the
                beginning of the Distribution Date was equal to            68,823,482.75

        (vi)  The Class B-2 aggregate principal amount at the end of
                the Distribution Date was equal to                         66,360,540.73

        (vii)  The Class B-2 Principal Distributable Amount was             2,462,942.02
                equal to

        (viii)  The Class B-2 principal distribution was equal to           2,462,942.02

        (ix)  The Class B-2 Principal Carryover Shortfall was equal                 0.00

        (x)  The Class B-2 unpaid principal with respect to the                     0.00
                Distribution Date was equal to

        (xi)  The ending Class B-2 Notes as a percentage of the Pool
                Balance on the Distribution Date was equal to                 11.400000%

        (xii)  The ending Class A, B-1 and B-2 Notes as a percentage
                of the Pool Balance on the Distribution Date was equal to     81.900000%

        (g) Class C
        (i)  The Class C Interest Distributable Amount was equal to           240,353.94

        (ii)  The Class C interest paid on the Distribution Date was          240,353.94
                equal to

        (iii)  The Class C Interest Carryover Shortfall was equal to                0.00

        (iv)  The Class C unpaid interest with respect to the                       0.00
                Distribution Date was equal to

        (v)  The Class C aggregate principal amount at the beginning
                of the Distribution Date was equal to                      44,373,034.93

        (vi)  The Class C aggregate principal amount at the end of
                the Distribution Date was equal to                         42,785,085.47

        (vii)  The Class C Principal Distributable Amount was equal to      1,587,949.46

        (viii)  The Class C principal distribution was equal to             1,587,949.46

        (ix)  The Class C Principal Carryover Shortfall was equal                   0.00

        (x)  The Class C unpaid principal with respect to the                       0.00
                Distribution Date was equal to

        (xi)  The ending Class C Notes as a percentage of the Pool
                Balance on the Distribution Date was equal to                  7.350000%

        (xii)  The ending Class A, B-1, B-2 and C Notes as a percentage
                of the Pool Balance on the Distribution Date was equal to     89.250000%

        (h) Overcollateralization
        (i)  The ending overcollateralization was equal to                 62,576,825.69

        (ii)  The ending overcollateralization as a percentage of the
                Pool Balance on the Distribution Date was equal to            10.750000%



7.  As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Master Sale and Servicing Agreement
        through the Collection Period with respect to such Distribution
        Date or, if there has been a default in the performance of any such obligation, has set forth in detail (i) the nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each
        such default; if applicable, insert "None".                                None

8. As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any of the Series 1998-1 Receivables other than pursuant to the Basic Documents (or if there is a lien, such lien consists of: ______________________).

9. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Issuer, the Servicer, the Noteholders and the Certficateholder are all in accordance with the requirements of the Master Sale and Servicing Agreement.


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this November 16, 1999



HOUSEHOLD FINANCE CORPORATION
as Servicer


By:
Name:     Steven H. Smith
Title:    Servicing Officer



HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                                             10/31/99
Distribution Date                                                             11/17/99


CLASS A-2 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                                      146.0979879
   2.   Principal distribution per $1,000                                  141.5029879
   3.   Interest distribution per $1,000                                         4.595

B.  Calculation of Class A-2 Interest
   1.    Class A-2 related Note Rate                                         5.514000%
   2.   Class A-2 principal balance - beginning of period               $54,000,000.00
   3.   Accrual convention                                                  Actual/360
   4.   Days in Interest Period                                                     30
   5.   Class A-2 interest due                                             $248,130.00
   6.   Class A-2 interest paid                                            $248,130.00
   7.   Class A Interest Carryover Shortfall with respect to Class A-2           $0.00
   8.   Class A-2 unpaid interest with respect to the Distribution Date          $0.00

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning of period                $54,000,000.00
   2.  Class A-2 principal - amount due                                  $7,641,161.35
   3.  Class A-2 principal - amount paid                                 $7,641,161.35
   4.  Class A-2 principal balance - end of period                      $46,358,838.65
   5.  Class A Principal Carryover Shortfall with respect to Class A-2           $0.00
   6.  Class A-2 unpaid principal with respect to the Distribution Date          $0.00
   7.  Class A-2 Notes as a percentage of the Pool Balance on the            7.963931%
        Distribution Date
   8.  Total Class A Notes as a percentage of the Pool Balance on           58.500000%
        the Distribution Date

D.  Performance of Trust
   1.  Available Funds For Distribution Date                            $27,338,630.47
   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                          $29,757,000.00
          % Of  Receivables                                                  5.111920%
     (b)  30-59 Days Delinquent                                         $10,756,000.00
          % Of  Receivables                                                  1.847761%
     (c)  60+ Days Delinquent                                            $7,135,000.00
          % Of  Receivables                                                  1.225713%
   3.  Aggregate losses for Collection Period less Net Liquidation       $3,864,988.09
        Proceeds
   4.  Base Servicing Fee paid on the Distribution Date                  $1,509,286.90
   5.  Pool Balance on the Accounting Date                             $582,110,006.42
   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                           $17,463,300.19
        (b)  Amount on deposit in the Reserve Account                   $17,463,300.19
   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap           $223,832,000.00
           (b)  Current Libor                                                5.407500%
           (c)  Cap Rate                                                     6.250000%
           (d)  Excess                                             NA
           (e)  Day convention                                     Actual/360
           (f)  Days in Interest Period                                             30
           (g)  Payments received under the Interest Rate Cap                        0
   8.      (a)  Weighted Average Coupon (WAC)                               19.636000%
           (b)  Weighted Average Remaining Maturity (WAM)                           45


HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                                             10/31/99
Distribution Date                                                             11/17/99


CLASS A-3 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                                          4.88125
   2.   Principal distribution per $1,000                                            0
   3.   Interest distribution per $1,000                                       4.88125

B.  Calculation of Class A-3 Interest
   1.    Calculation of Class A-3 Note Rate
          (a)  Libor                                                         5.407500%
          (b)  Spread                                                        0.450000%
          (c)  Class A-3 related Note Rate                                   5.857500%
   2.    Class A-3 principal balance - beginning of period             $143,000,000.00
   3.    Accrual convention                                                 Actual/360
   4.    Days in Interest Period                                                    30
   5.   Class A-3 interest due                                             $698,018.75
   6.   Class A-3 interest paid                                            $698,018.75
   7.   Class A Interest Carryover Shortfall with respect to Class A-3           $0.00
   8.   Class A-3 unpaid interest with respect to the Distribution Date          $0.00

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning of period               $143,000,000.00
   2.  Class A-3 principal - amount due                                          $0.00
   3.  Class A-3 principal - amount paid                                         $0.00
   4.  Class A-3 principal balance - end of period                     $143,000,000.00
   5.  Class A Principal Carryover Shortfall with respect to Class A-3           $0.00
   6.  Class A-3 unpaid principal with respect to the Distribution Date          $0.00
   7.  Class A-3 Notes as a percentage of the Pool Balance on the           24.565803%
        Distribution Date
   8.  Total Class A Notes as a percentage of the Pool Balance on           58.500000%
        the Distribution Date

D.  Performance of Trust
   1.  Collected Funds                                                  $27,338,630.47
   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                          $29,757,000.00
          % Of  Receivables                                                  5.111920%
     (b)  30-59 Days Delinquent                                         $10,756,000.00
          % Of  Receivables                                                  1.847761%
     (c)  60+ Days Delinquent                                            $7,135,000.00
          % Of  Receivables                                                  1.225713%
   3.  Aggregate losses for Collection Period less Net Liquidation       $3,864,988.09
        Proceeds
   4.  Base Servicing Fee paid on the Distribution Date                  $1,509,286.90
   5.  Pool Balance on the Accounting Date                             $582,110,006.42
   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                           $17,463,300.19
        (b)  Amount on deposit in the Reserve Account                   $17,463,300.19
   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap           $223,832,000.00
           (b)  Current Libor                                                5.407500%
           (c)  Cap Rate                                                     6.250000%
           (d)  Excess                                             NA
           (e)  Day convention                                     Actual/360
           (f)  Days in Interest Period                                             30
           (g)  Payments received under the Interest Rate Cap                    $0.00
   8.      (a)  Weighted Average Coupon (WAC)                               19.636000%
           (b)  Weighted Average Remaining Maturity (WAM)                           45



HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                                             10/31/99
Distribution Date                                                             11/17/99


CLASS A-4 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                                      4.922916667
   2.   Principal distribution per $1,000                                            0
   3.   Interest distribution per $1,000                                   4.922916667

B.  Calculation of Class A-4 Interest
   1.    Calculation of Class A-4 related Note Rate
          (a)  Libor                                                         5.407500%
          (b)  Spread                                                        0.500000%
          (c)  Class A-4 related Note Rate                                   5.907500%
   2.    Class A-4 principal balance - beginning of period              $80,832,000.00
   3.    Accrual convention                                                 Actual/360
   4.    Days in Interest Period                                                    30
   5.   Class A-4 interest due                                             $397,929.20
   6.   Class A-4 interest paid                                            $397,929.20
   7.   Class A Interest Carryover Shortfall with respect to Class A-4           $0.00
   8.   Class A-4 unpaid interest with respect to the Distribution Date          $0.00

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning of period                $80,832,000.00
   2.  Class A-4 principal - amount due                                          $0.00
   3.  Class A-4 principal - amount paid                                         $0.00
   4.  Class A-4 principal balance - end of period                      $80,832,000.00
   5.  Class A Principal Carryover Shortfall with respect to Class A-4           $0.00
   6.  Class A-4 unpaid principal with respect to the Distribution Date          $0.00
   7.  Class A-4 Notes as a percentage of the Pool Balance on the           13.886035%
        Distribution Date
   8.  Total Class A Notes as a percentage of the Pool Balance on           58.500000%
        the Distribution Date

D.  Performance of Trust
   1.  Collected Funds                                                  $27,338,630.47
   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                          $29,757,000.00
          % Of  Receivables                                                  5.111920%
     (b)  30-59 Days Delinquent                                         $10,756,000.00
          % Of  Receivables                                                  1.847761%
     (c)  60+ Days Delinquent                                            $7,135,000.00
          % Of  Receivables                                                  1.225713%

   3.  Aggregate losses for Collection Period less Net Liquidation       $3,864,988.09
        Proceeds
   4.  Base Servicing Fee paid on the Distribution Date                  $1,509,286.90
   5.  Pool Balance on the Accounting Date                             $582,110,006.42
   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                           $17,463,300.19
        (b)  Amount on deposit in the Reserve Account                   $17,463,300.19
   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap           $223,832,000.00
           (b)  Current Libor                                                5.407500%
           (c)  Cap Rate                                                     6.250000%
           (d)  Excess                                             NA
           (e)  Day convention                                     Actual/360
           (f)  Days in Interest Period                                             30
           (g)  Payments received under the Interest Rate Cap                        0
   8.    (a)  Weighted Average Coupon (WAC)                                 19.636000%
         (b)  Weighted Average Remaining Maturity (WAM)                             45



HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                                             10/31/99
Distribution Date                                                             11/17/99


CLASS A-5 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                                      29.54261428
   2.   Principal distribution per $1,000                                  26.10768348
   3.   Interest distribution per $1,000                                     3.4349308

B.  Calculation of Class A-5 Interest
   1.    Class A-5 related Note Rate                                         5.650000%
   2.   Class A-5 principal balance - beginning of period               $72,954,283.45
   3.   Accrual convention                                                      30/360
   4.   Days in Interest Period
   5.   Class A-5 interest due                                             $343,493.08
   6.   Class A-5 interest paid                                            $343,493.08
   7.   Class A Interest Carryover Shortfall with respect to Class A-5           $0.00
   8.   Class A-5 unpaid interest with respect to the Distribution Date          $0.00

C.  Calculation of Class A-5 principal balance
   1.  Class A-5 principal balance - beginning of period                $72,954,283.45
   2.  Class A-5 principal - amount due                                  $2,610,768.35
   3.  Class A-5 principal - amount paid                                 $2,610,768.35
   4.  Class A-5 principal balance - end of period                      $70,343,515.10
   5.  Class A-5 Principal Carryover Shortfall                                   $0.00
   6.  Class A-5 unpaid principal with respect to the Distribution Date          $0.00
   7.  Class A-5 Notes as a percentage of the Pool Balance on the           12.084231%
        Distribution Date
   8.  Total Class A Notes as a percentage of the Pool Balance on           58.500000%
        the Distribution Date

D.  Performance of Trust
   1.  Collected Funds                                                  $27,338,630.47
   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                          $29,757,000.00
          % Of  Receivables                                                  5.111920%
     (b)  30-59 Days Delinquent                                         $10,756,000.00
          % Of  Receivables                                                  1.847761%
     (c)  60+ Days Delinquent                                            $7,135,000.00
          % Of  Receivables                                                  1.225713%
   3.  Aggregate losses for Collection Period less Net Liquidation       $3,864,988.09
        Proceeds
   4.  Base Servicing Fee paid on the Distribution Date                  $1,509,286.90
   5.  Pool Balance on the Accounting Date                             $582,110,006.42
   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                           $17,463,300.19
        (b)  Amount on deposit in the Reserve Account                   $17,463,300.19
   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap           $223,832,000.00
           (b)  Current Libor                                                5.407500%
           (c)  Cap Rate                                                     6.250000%
           (d)  Excess                                             NA
           (e)  Day convention                                     Actual/360
           (f)  Days in Interest Period                                             30
           (g)  Payments received under the Interest Rate Cap                        0
   8.    (a)  Weighted Average Coupon (WAC)                                 19.636000%
         (b)  Weighted Average Remaining Maturity (WAM)                             45



HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                                             10/31/99
Distribution Date                                                             11/17/99


CLASS B-1 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                                        54.100013
   2.   Principal distribution per $1,000                                    50.143725
   3.   Interest distribution per $1,000                                      3.956288

B.  Calculation of Class B-1 Interest
   1.    Class B-1 related Note Rate                                         6.300000%
   2.   Class B-1 principal balance - beginning of period               $74,832,623.06
   3.   Accrual convention                                                      30/360
   4.   Days in Interest Period
   5.   Class B-1 interest due                                             $392,871.27
   6.   Class B-1 interest paid                                            $392,871.27
   7.   Class B-1 Interest Carryover Shortfall                                   $0.00
   8.   Class B-1 unpaid interest with respect to the Distribution Date          $0.00

C.  Calculation of Class B-1 principal balance
   1.  Class B-1 principal balance - beginning of period                $74,832,623.06
   2.  Class B-1 principal - amount due                                  $4,979,422.29
   3.  Class B-1 principal - amount paid                                 $4,979,422.29
   4.  Class B-1 principal balance - end of period                      $69,853,200.77
   5.  Class B-1 Principal Carryover Shortfall                                   $0.00
   6.  Class B-1 unpaid principal with respect to the Distribution Date          $0.00
   7.  Class B-1 Notes as a percentage of the Pool Balance on the           12.000000%
        Distribution Date
   8.  Class A and B-1 Notes as a percentage of the Pool Balance            70.500000%
        on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds                                                  $27,338,630.47
   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                          $29,757,000.00
          % Of  Receivables                                                  5.111920%
     (b)  30-59 Days Delinquent                                         $10,756,000.00
          % Of  Receivables                                                  1.847761%
     (c)  60+ Days Delinquent                                            $7,135,000.00
          % Of  Receivables                                                  1.225713%
   3.  Aggregate losses for Collection Period less Net Liquidation       $3,864,988.09
        Proceeds
   4.  Base Servicing Fee paid on the Distribution Date                  $1,509,286.90
   5.  Pool Balance on the Accounting Date                             $582,110,006.42
   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                           $17,463,300.19
        (b)  Amount on deposit in the Reserve Account                   $17,463,300.19
   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap           $223,832,000.00
           (b)  Current Libor                                                5.407500%
           (c)  Cap Rate                                                     6.250000%
           (d)  Excess                                             NA
           (e)  Day convention                                     Actual/360
           (f)  Days in Interest Period                                             30
           (g)  Payments received under the Interest Rate Cap                        0
   8.    (a)  Weighted Average Coupon (WAC)                                 19.636000%
         (b)  Weighted Average Remaining Maturity (WAM)                             45



HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                                             10/31/99
Distribution Date                                                             11/17/99


CLASS B-2 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                                      29.99852225
   2.   Principal distribution per $1,000                                  26.10763449
   3.   Interest distribution per $1,000                                   3.890887765

B.  Calculation of Class B-2 Interest
   1.    Class B-2 related Note Rate                                         6.400000%
   2.   Class B-2 principal balance - beginning of period               $68,823,482.75
   3.   Accrual convention                                                      30/360
   4.   Days in Interest Period
   5.   Class B-2 interest due                                             $367,058.57
   6.   Class B-2 interest paid                                            $367,058.57
   7.   Class B-2 Interest Carryover Shortfall                                   $0.00
   8.   Class B-2 unpaid interest with respect to the Distribution Date          $0.00

C.  Calculation of Class B-2 principal balance
   1.  Class B-2 principal balance - beginning of period                $68,823,482.75
   2.  Class B-2 principal - amount due                                  $2,462,942.02
   3.  Class B-2 principal - amount paid                                 $2,462,942.02
   4.  Class B-2 principal balance - end of period                      $66,360,540.73
   5.  Class B-2 Principal Carryover Shortfall                                   $0.00
   6.  Class B-2 unpaid principal with respect to the Distribution Date          $0.00
   7.  Class B-1 Notes as a percentage of the Pool Balance on the           11.400000%
        Distribution Date
   8.  Class A, B-1 and B-2 Notes as a percentage of the Pool               81.900000%
        Balance on the Distribution Date

D.  Performance of Trust
   1.  Available Funds For Distribution Date                            $27,338,630.47
   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                          $29,757,000.00
          % Of  Receivables                                                  5.111920%
     (b)  30-59 Days Delinquent                                         $10,756,000.00
          % Of  Receivables                                                  1.847761%
     (c)  60+ Days Delinquent                                            $7,135,000.00
          % Of  Receivables                                                  1.225713%
   3.  Aggregate losses for Collection Period less Net Liquidation       $3,864,988.09
        Proceeds
   4.  Base Servicing Fee paid on the Distribution Date                  $1,509,286.90
   5.  Pool Balance on the Accounting Date                             $582,110,006.42
   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                           $17,463,300.19
        (b)  Amount on deposit in the Reserve Account                   $17,463,300.19
   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap           $223,832,000.00
           (b)  Current Libor                                                5.407500%
           (c)  Cap Rate                                                     6.250000%
           (d)  Excess                                             NA
           (e)  Day convention                                     Actual/360
           (f)  Days in Interest Period                                             30
           (g)  Payments received under the Interest Rate Cap                        0
   8.    (a)  Weighted Average Coupon (WAC)                                 19.636000%
         (b)  Weighted Average Remaining Maturity (WAM)                             45
